..............., 2010

«Title» «FirstName» «LastName» «Suffix»
«JobTitle»
«Company1»
«Company2»
«Address1»
«Address2»
«City», «State» «PostalCode»

Dear «Title»  «LastName»:

Enclosed is the 2010 Semi-Annual Report of the AFL-CIO Housing Investment Trust, which discusses the HIT’s performance and investment activity during the first half of the year.  The HIT’s high credit quality fixed-income investments continue to offer investors significant opportunities for capital growth and competitive returns while also creating jobs and affordable housing at a time when people and communities need them most.

During the first two quarters of 2010, the HIT took advantage of favorable opportunities to invest in the multifamily mortgage-backed securities in which it specializes.  This resulted in $343.5 million of new commitments for construction-related financing. These high credit quality investments are expected to generate competitive returns for HIT investors while creating 5,050 units of housing for working families and low and moderate income people and 3,300 union construction jobs to aid in the nation’s economic recovery.

The HIT is committed to doing its part to generate jobs and promote community development.  With these new investments, together with its 2009 production, the HIT is more than halfway to its goal of creating 10,000 union construction jobs by the spring of 2011. We are actively seeking additional capital to support the HIT in achieving this 10,000 job goal.

The HIT remains focused on the disciplined investment strategies that have enabled it to grow investors’ capital and provide competitive returns over the years. We look forward, in the period ahead, to continuing to meet our investors’ expectations for competitive returns, affordable housing, and union construction jobs.

Sincerely,

Lesyllee M. White
Director of Marketing

Enclosure